DREYFUS PREMIER CORE EQUITY FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier Core Equity Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and management policies as the Fund. The Fund and the Acquiring Fund are series of The Dreyfus/Laurel Funds, Inc. (the "Company").

          The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Company's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. Fayez Sarofim & Co. is the sub-investment adviser to the Fund and the Acquiring Fund, and Fayez Sarofim has been the primary portfolio manager of each fund since its inception. The Acquiring Fund, like the Fund, normally invests at least 80% of its assets in common stocks. Each fund focuses on the stocks of "blue chip" companies with market capitalizations exceeding $5 billion at the time of purchase. The Acquiring Fund, however, explicitly employs a tax-managed strategy.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the enclosed proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

June 30, 2004

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER CORE EQUITY FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER TAX MANAGED GROWTH FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER CORE EQUITY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), another series of The Dreyfus/Laurel Funds, Inc. (the "Company"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 17, 2004 (the "Closing Date") and will no longer be a shareholder of Dreyfus Premier Core Equity Fund (the "Fund"). The Fund will then cease operations. You will receive Class A, Class B, Class C, Class R or Class T shares of the Acquiring Fund corresponding to your Class A, Class B, Class C, Class R or Class T shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors (the "Board") believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus and sub-advised by Fayez Sarofim & Co. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Fund seeks long-term capital appreciation, and the Acquiring Fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests at least 80% of its assets in common stocks and focuses on "blue chip" companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. The Acquiring Fund (unlike the Fund) explicitly employs a tax-managed strategy to minimize realized capital gains and taxable current income. Dreyfus is the investment adviser for each fund. Dreyfus has engaged Fayez Sarofim & Co. to serve as each fund's sub-investment adviser. Fayez Sarofim has been each fund's primary portfolio manager since its inception. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pays Dreyfus a "unitary" fee at the annual rate of 1.10% of the value of the respective fund's average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Fund's and Acquiring Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the independent Directors (including counsel expenses), Rule 12b-1 fees and extraordinary expenses.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board has determined that reorganizing the Fund into another fund managed by Dreyfus, that has a substantially similar investment objective and investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Board believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER CORE EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 8, 2004, at 1:00 p.m., for the following purposes:

1.	To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities. Those Acquiring Fund shares will be distributed by the Fund to its Class A, Class B, Class C, Class R and Class T shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 1, 2004, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Steven F. Newman Secretary

New York, New York
June 30, 2004

                                                                       WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER CORE EQUITY FUND
(A Series of The Dreyfus/Laurel Funds, Inc.)

To and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER TAX MANAGED GROWTH FUND
(A Series of The Dreyfus/Laurel Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
June 30, 2004

Special Meeting of Shareholders
To Be Held on Wednesday, September 8, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (sometimes referred to as the "Board") of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of Dreyfus Premier Core Equity Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 8, 2004, at 1:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 1, 2004, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the Fund's distribution of those Acquiring Fund shares to Fund shareholders, with each shareholder receiving a pro rata distribution of those Acquiring Fund shares for Fund shares held prior to the transactions, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares, Class R shares or Class T shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated June 30, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are series of an open-end management investment company advised by Dreyfus and sub-advised by Fayez Sarofim & Co. The funds have the same primary portfolio manager and substantially similar investment objectives and investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated May 14, 2004, Annual Report for its fiscal year ended October 31, 2003 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended April 30, 2004 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended August 31, 2003 and Semi-Annual Report for the six months ended February 29, 2004, please call your financial adviser, or call 1-800-554-4611, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C, Class R and Class T shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of May 28, 2004, the following numbers of Fund shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares          Class R Shares         Class T Shares
      Outstanding             Outstanding             Outstanding             Outstanding            Outstanding
----------------------    ---------------------   --------------------   --------------------    -------------------

     7,470,289                 3,687,665              5,368,160                42,622                 107,949

           Proxy materials will be mailed to shareholders of record on or about July 10, 2004.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Form of Plan of Reorganization
A-1

APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER
OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the form of Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

           Proposed Transaction. The Company's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company (the "Independent Directors"), has unanimously approved the Plan. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C, Class R and Class T shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C, Class R and Class T Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

          The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Company will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment goals and investment approaches. The Fund seeks long-term capital appreciation, and the Acquiring Fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. These investment objectives may be changed without shareholder approval.

          To pursue its goal, the Acquiring Fund and the Fund each normally invests at least 80% of its assets in common stocks. Each fund focuses on "blue chip" companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. The Acquiring Fund explicitly employs a tax-managed strategy.

          In choosing stocks, each fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, each fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The funds are also alert to companies considered undervalued in terms of current earnings, assets or growth prospects.

          Each fund employs a "buy-and-hold" investment strategy and normally seeks to keep the annual portfolio turnover rate below 15%. The Acquiring Fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. The Acquiring Fund may sell underperforming securities to realize capital losses to offset capital gains and invest in companies that use share-repurchase programs to return excess cash to shareholders. The Fund typically sells a stock when there is a change in a company's business fundamentals or in the Fund's view of company management.

          The Acquiring Fund may invest up to 10% of its assets in foreign securities. The Fund is not limited with respect to the amount of its assets that may be invested in foreign securities.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

          The Acquiring Fund and the Fund are diversified, which means that with respect to 75% of each fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of a single issuer.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund/Company" in the Fund's Statement of Additional Information and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent each fund invests in foreign securities or certain multinational companies, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information and "Description of the Fund/Company" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Management Fee. The management fee structures of the Fund and the Acquiring Fund are identical. Unlike the arrangements between most investment advisers and the funds they manage, the Acquiring Fund and the Fund each pays Dreyfus a "unitary" fee at the annual rate of 1.10% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Acquiring Fund's and Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the Independent Directors (including counsel expenses), the Rule 12b-1 fees described below, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Independent Directors (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Acquiring Fund's and Fund's allocable share of such fees and expenses, respectively.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A or Class T shares of the Fund and Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 5.75%. The maximum sales charge imposed on the purchase of Class T shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A and Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Account Policies—Share Class Charges" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund as of December 31, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2003, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                 Pro Forma After
                                                                                  Reorganization
                                    Fund               Acquiring Fund             Acquiring Fund
                                   Class A                Class A                    Class A
                                   -------             --------------            ----------------
Management fees                    1.10%                    1.10%                    1.10%
Rule 12b-1 fee                      .25%                     .25%                     .25%
Other expenses                      .00%                     .00%                     .00%
--------------                      ---                      ---                      ---
Total                              1.35%                    1.35%                    1.35%

                                                                               Pro Forma After
                                                                                  Reorganization
                                    Fund               Acquiring Fund             Acquiring Fund
                                   Class B                Class B                    Class B
                                   -------             --------------            ----------------
Management fees                    1.10%                    1.10%                    1.10%
Rule 12b-1 fee                     1.00%                    1.00%                    1.00%
Other expenses                      .00%                     .00%                     .00%
--------------                      ---                      ---                      ---
Total                              2.10%                    2.10%                    2.10%

                                                                               Pro Forma After
                                                                                  Reorganization
                                    Fund               Acquiring Fund             Acquiring Fund
                                   Class C                Class C                    Class C
                                   -------             --------------            ----------------
Management fees                    1.10%                    1.10%                    1.10%
Rule 12b-1 fee                     1.00%                    1.00%                    1.00%
Other expenses                      .00%                     .00%                     .00%
--------------                      ---                      ---                      ---
Total                              2.10%                    2.10%                    2.10%

                                                                             Pro Forma After
                                                                                Reorganization
                                  Fund               Acquiring Fund             Acquiring Fund
                                 Class R                Class R                    Class R
                                 -------             --------------            ----------------
Management fees                   1.10%                  1.10%                    1.10%
Rule 12b-1 fee                    none                    none                     none
Other expenses                    .00%                   .00%*                    .00%*
--------------                    ---                    ---                      ---
Total                             1.10%                  1.10%                    1.10%

                                                                             Pro Forma After
                                                                                Reorganization
                                  Fund               Acquiring Fund             Acquiring Fund
                                 Class T                Class T                    Class T
                                 -------             --------------            ----------------
Management fees                   1.10%                  1.10%                    1.10%
Rule 12b-1 fee                     .50%                   .50%                     .50%
Other expenses                     .00%                   .00%                     .00%
Total                             1.60%                  1.60%                    1.60%

__________

* "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater than the ..00% listed in the table.

Expense Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures for the Acquiring Fund pro forma after the Reorganization would be the same as those shown for the Acquiring Fund. Because actual return and expenses will be different, the example is for comparison only.

                                  Fund                                          Acquiring Fund
            ---------------------------------------------------  ---------------------------------------------------
            Class A    Class B    Class C   Class R   Class T    Class A     Class B     Class C   Class R   Class T
            Shares     Shares*    Shares*   Shares    Shares     Shares      Shares*     Shares*   Shares    Shares
            --------   -------    -------   -------   --------   -------     -------     -------   -------   ------

1 Year      $  705   $  613/      $  313/      $112     $605     $  705    $  613/     $  313/     $112      $605
                     $  213       $  213                                   $  213      $  213
3 Years     $  978   $  958/      $  658/      $350     $932     $  978    $  958/     $  658/     $350      $932
                     $  658       $  658                                   $  658      $  658
5 Years     $1,272   $1,329/      $1,129/      $606     $1,282   $1,272    $1,329/     $1,129/     $606      $1,282
                     $1,129       $1,129                                   $1,129      $1,129
10 Years    $2,105   $2,064**/    $2,431/      $1,340   $2,265   $2,105    $2,064**/   $2,431/     $1,340    $2,265
                     $2,064**     $2,431                                   $2,064**    $2,431

__________

*	With redemption/without redemption.

**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Fund. Each bar chart shows the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown would have been lower. Each table compares the average annual total returns of the respective fund's Class A, Class B, Class C and Class T shares, and with respect to the Fund, Class R shares, to those of the Standard & Poor's 500® Composite Stock Index (the "S&P 500 Index"), a broad measure of stock performance. Since Class R shares of the Acquiring Fund are new, past performance information is not available for Class R shares of that fund. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. For each fund, the share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

           After-tax performance is shown only for Class A shares. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                  +29.14     +10.58    -2.03     -9.43    -18.10    +19.60
------------------------------------------------------------------------------------------
 '94       '95    '96      '97      '98       '99       '00       '01      '02       '03

Best Quarter:          Q4 '98         +20.53%
Worst Quarter:         Q3 '02         -15.00%

The year-to-date total return for Class A shares of the Acquiring Fund as of 3/31/04 was 0.38%.

Acquiring Fund
Average annual total returns as of 12/31/03

Share Class/
Inception Date                    1 Year          5 Years       Since Inception
-------------------------------------------------------------------------------

Class A (11/4/97)
returns before taxes             12.69%           -1.96%           2.90%

Class A
returns after taxes on
distributions                    12.57%           -1.98%           2.87%

Class A
returns after taxes on
distributions and sale of
fund shares                       8.41%           -1.65%           2.49%

Class B (11/4/97)
returns before taxes             14.74%           -1.92%           3.14%*

Class C (11/4/97)
returns before taxes             17.70%           -1.52%           3.11%

Class T (11/4/97)
returns before taxes             13.97%           -1.94%           2.86%

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes          28.68%           -0.57%           4.73%**

__________

*	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

**	For comparative purposes, the value of the index on 10/31/97 is used as the beginning value on 11/4/97.

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                +12.05      -1.20     -9.90     -17.40    +16.85
------------------------------------------------------------------------------------------------
    '94         '95  '96        '97    '98       '99         '00       '01       '02       '03

Best Quarter:            Q4 '99           +12.35%
Worst Quarter:           Q3 '02           -13.27%

The year-to-date total return for Class A shares of the Fund as of 3/31/04 was 0.14%.

Fund
Average annual total returns as of 12/31/03

Share Class/
Inception Date                    1 Year           5 Years       Since Inception
---------------------------------------------------------------------------------
Class A (9/30/98)
returns before taxes              10.12%           -1.92%           1.64%

Class A
returns after taxes on
distributions                     10.03%           -2.08%           1.47%

Class A
returns after taxes on
distributions and sale of
fund shares                        6.70%           -1.71%           1.30%

Class B (4/15/02)
returns before taxes              11.93%             N/A           -4.82%

Class C (4/15/02)
returns before taxes              14.91%             N/A           -2.54%

Class R (4/15/02)
returns before taxes              17.27%             N/A           -1.46%

Class T (4/15/02)
returns before taxes              11.29%             N/A           -4.64%

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes           28.68%           -0.57%           3.18%

Effective April 15, 2002, the Fund's investment objective changed from seeking long-term capital appreciation consistent with minimizing realized capital gains and taxable current income, to its current objective. Historical performance for periods before such date reflects such strategy.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Sub-Investment Adviser. Dreyfus has engaged Fayez Sarofim & Co., located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as sub-investment adviser to the Fund and the Acquiring Fund. Fayez Sarofim & Co., subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of each fund's investments. Fayez Sarofim & Co. managed approximately $37.4 billion in assets, which include investment advisory services for four other registered investment companies having aggregate assets of approximately $4.9 billion as of December 31, 2003.

           Primary Portfolio Manager. Fayez Sarofim, president and chairman of Fayez Sarofim & Co., has been the Fund's and Acquiring Fund's primary portfolio manager since each fund's inception. Mr. Sarofim founded Fayez Sarofim &Co. in 1958.

           Board of Directors. Each fund is a series of the Company and, thus, has the same Board of Directors. For a description of the Directors, see the relevant Statement of Additional Information.

           Capitalization. The Fund and the Acquiring Fund have each classified their shares into five classes - Class A, Class B, Class C, Class R and Class T. Class R shares of the Acquiring Fund are new and had not been issued by the Acquiring Fund as of the date of the capitalization table below. The following table sets forth as of February 29, 2004 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                Pro Forma After
                                                                                Reorganization
                                    Fund               Acquiring Fund           Acquiring Fund
                                   Class A                Class A                   Class A
                                   -------             --------------           ----------------
Total net assets                   $112,459,078        $92,151,073              $204,610,151
Net asset value per                      $14.46             $16.17                    $16.17
 share
Shares outstanding                    7,775,245          5,700,158                12,654,956

                                                                                Pro Forma After
                                                                                Reorganization
                                    Fund               Acquiring Fund           Acquiring Fund
                                   Class B                Class B                  Class B
                                   -------             --------------           ---------------
Total net assets                   $52,228,378           $141,300,510             $193,528,888
Net asset value per                     $14.33                 $15.55                   $15.55
 share
Shares outstanding                   3,644,830              9,088,025               12,446,763

                                                                                Pro Forma After
                                                                                Reorganization
                                    Fund               Acquiring Fund           Acquiring Fund
                                   Class C                Class C                  Class C
                                   -------             --------------           ---------------
Total net assets                  $73,925,037           $61,269,492             $135,194,529
Net asset value                        $14.32                $15.54                   $15.54
 per share
Shares outstanding                  5,161,721             3,943,452                8,700,533

                                                                                Pro Forma After
                                                                                Reorganization
                                    Fund               Acquiring Fund           Acquiring Fund
                                   Class R                Class R                   Class R
                                   -------             --------------           ----------------
Total net assets                    $1003                $0                        $1003
Net asset value per                $14.47                N/A                      $16.17
share
Shares outstanding                 69.309                none                     62.028

                                                                                Pro Forma After
                                                                                Reorganization
                                    Fund               Acquiring Fund           Acquiring Fund
                                   Class T                Class T                    Class T
                                   -------             --------------           ----------------
Total net assets                   $1,451,944            $5,492,362                $6,944,306
Net asset value per                   $14.40                $15.96                    $15.96
share
Shares outstanding                    100,844               344,149                   435,123

           Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the Fund's and Acquiring Fund's Statement of Additional Information for a discussion of purchase procedures.

           Distribution and Service Plans. Class A, Class B, Class C and Class T shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plans, the Acquiring Fund and the Fund each pays its distributor, Dreyfus Service Corporation, fees at an aggregate annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B shares and Class C shares, respectively, and 0.50% of the average daily net assets of Class T shares to finance the sale and distribution of such shares and for shareholder servicing. Because the Service Plan and Distribution Plan fees are paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution and Service Plans" in the relevant Statement of Additional Information.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

          The Company's Board, including the Independent Directors, concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund and their respective shareholders. The Board believes that the Reorganization will permit shareholders of the Fund and Acquiring Fund to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The funds have substantially similar investment objectives and investment policies. As of February 29, 2004, the Fund had net assets of approximately $240,065,440 and the Acquiring Fund had net assets of approximately $300,213,437. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, the Company's Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Company's Board, including the Independent Directors, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 17, 2004, or other date the Company determines (the "Closing Date"). The number of Acquiring Fund Class A, Class B, Class C, Class R and Class T shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Classes of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C, Class R and Class T shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C, Class R and Class T shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares.

          The total expenses of the Reorganization are expected to be approximately $94,867, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost of any such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $31,798.

          If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Approval of Articles of Amendment. In connection with the Reorganization, effective as of the Closing Date, the Company will amend its Charter by filing with the State Department of Assessments and Taxation of Maryland Articles of Amendment in the form approved by the Board, a copy of which is attached hereto as Exhibit B to: (a) reclassify all of the issued and outstanding shares of the Fund into such number of issued and outstanding shares of the corresponding class of the Acquiring Fund as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued shares of the Fund into authorized but unissued shares of the corresponding class of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the Articles of Amendment.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares and the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Company will receive the opinion of Kirkpatrick & Lockhart LLP, counsel to the Company ("Tax Opinion"), to the effect that, on the basis of the then-existing provisions of the Code, Treasury regulations issued thereunder, then-current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the Acquiring Fund's acquisition of all of the Fund's assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the acquisition of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the Closing Date); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each such asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Notwithstanding anything above to the contrary, the Tax Opinion will express no opinion as to the effect of the Reorganization on the Fund, the Acquiring Fund, or any Fund shareholder with respect to any Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's taxable year ended August 31, 2003, the Fund has an unused capital loss carryforward of approximately $2.5 million. There are limitations on the amount of the carryforward that can be utilized in any one taxable year, and any amount that cannot be utilized in any one taxable year can be carried over to a succeeding taxable year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different taxable years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund and Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund and Fund, respectively, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338). The Acquiring Fund intends to change its name to Dreyfus Premier Core Equity Fund if the Reorganization is approved by Fund shareholders and consummated; the Acquiring Fund's investment objective and policies, including its express tax-managed strategy, would not change.

          Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

          On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund, a series of the Company, filed a class action against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Assets Management LLC, and the directors of all or substantially all of the Dreyfus funds and the Dreyfus Founders funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the 1940 Act, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds and Dreyfus Founders funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, recission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation costs. These actions will be defended vigorously, and we believe they are totally without merit.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority, if a quorum is present, or one-third, if a quorum is not present, of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the aggregate number of outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of May 28, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                           Percentage of
        Name and Address                                 Outstanding Shares
        ----------------                                 ------------------

                                                     Before               After
                                                 Reorganization       Reorganization
                                                 ---------------      --------------

Class A Shares

Merrill Lynch, Pierce, Fenner & Smith                20.86%            11.00%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner & Smith                 8.41%             4.43%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

UBS Financial Services, Inc.                          5.81%             3.06%
Mutual Funds Department
1000 Harbor Boulevard, 8th Fl.
Weehawken, NJ 07086-6727

Pershing LLC                                          5.50%             2.90%
Pershing Division--Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303-2052

Class B Shares

Merrill Lynch, Pierce, Fenner & Smith                20.63%             6.05%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.                        14.45%             4.24%
333 West 34th Street--3rd Floor
New York, NY 10001-2402

American Enterprise Investment                        8.44%             2.48%
Mutual Funds Operations
P.O. Box 9446
Minneapolis, MN 55440-9446

First Clearing, LLC                                   6.29%             1.85%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Class C Shares

Merrill Lynch, Pierce, Fenner & Smith                46.97%            26.50%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc.                        18.01%            10.16%
333 West 34th Street--3rd Floor
New York, NY 10001-2402

Class R Shares

SEI Private Trust Company                            99.49%            99.32%
c/o Mellon Bank, N.A.
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Class T Shares

Scott & Stringfellow, Inc.                           23.17%             5.45%
Attn: Retail Branch Manager
P.O. Box 1575
Richmond, VA 23218-1575

UBS Financial Services, Inc.                         15.24%             3.59%
Mutual Funds Department
1000 Harbor Boulevard, 8th Fl.
Weehawken, NJ 07086-6727

Citigroup Global Markets Inc.                        10.09%             2.37%
333 West 34th Street--3rd Floor
New York, NY 10001-2402

A.G. Edwards & Sons, Inc.                             9.85%             2.32%
P.O. Box 795068
St. Louis, MO 63179-0795

Wachovia Securities, LLC                              8.41%             1.98%
Mutual Fund Order Room
One New York Plaza
8th Floor
New York, NY 10292-2008

Wells Fargo Investments LLC                           5.63%             1.33%
4365 Executive Drive
18th Floor
San Diego, CA 92121-2194

          As of May 28, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                           Percentage of
        Name and Address                                 Outstanding Shares
        ----------------                                 ------------------

                                                     Before               After
                                                 Reorganization       Reorganization
                                                 ---------------      --------------

Class A Shares

Merrill Lynch, Pierce, Fenner & Smith              15.30%               7.23%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

Pershing LLC                                       14.38%               6.80%
c/o Ryan Beck & Co.
220 South Orange Avenue
Livingston, NJ 07309-5804

National Financial Services                        10.18%               4.81%
82 Devonshire Street
Boston, MA 02109-3605

Prudential Securities Inc.                          8.52%               4.03%
FBO Prudential retirement Services
Administrator for Plan
Aspen Technology
P.O. Box 5310
Scranton, PA 18505-5310

Class B Shares

Merrill Lynch, Pierce, Fenner & Smith              25.95%               18.33%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

National Financial Services                        10.09%               7.13%
82 Devonshire Street
Boston, MA 02109-3605

Pershing LLC                                        7.93%               5.60%
Pershing Division--Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303-2052

Class C Shares

Merrill Lynch, Pierce, Fenner & Smith              46.97%               20.47%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive East, Fl. 3
Jacksonville, FL 32246-6484

Class T Shares

LINSCO/Private Ledger Corp.                        19.51%               14.92%
9785 Town Center Drive
San Diego, CA 92121-1968

First Clearing, LLC                                16.30%               12.46%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Pershing LLC                                       14.83%               11.34%
c/o Ryan Beck & Co.
220 South Orange Avenue
Livingston, NJ 07039-5804

          As of May 28, 2004, Board members and officers of the Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended August 31, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2003 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND
THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

FORM OF
PLAN OF REORGANIZATION

          PLAN OF REORGANIZATION dated as of April 22, 2004 (the "Plan"), adopted with respect to DREYFUS PREMIER CORE EQUITY FUND (the "Fund") and DREYFUS PREMIER TAX MANAGED GROWTH FUND (the "Acquiring Fund"), each a series of THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company").

          This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares"), Class R shares ("Acquiring Fund Class R Shares") and Class T shares ("Acquiring Fund Class T Shares") (collectively, the "Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

           The Fund and the Acquiring Fund are each diversified series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

           Both the Acquiring Fund and the Fund are authorized to issue their shares of common stock, and the Company's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund's existing shareholders will not be diluted as a result of the Reorganization.

           1.     THE REORGANIZATION.

          1.1      Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund shall in exchange therefor (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date, provided for in paragraph 3.1 (the "Closing Date"). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred hereunder shall be made on the Closing Date to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C, Class R and Class T shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R Shares and Acquiring Fund Class T Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders, by Class (i.e., the account for a Fund Shareholder of the Fund's Class A shares shall be credited with the respective pro rata number of Acquiring Fund Class A Shares due that shareholder, the account for a Fund Shareholder of the Fund's Class B shares shall be credited with the respective pro rata number of Acquiring Fund Class B Shares due that shareholder, and so on). All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           1.9     As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Fund shall be terminated as a series of the Company and any further actions shall be taken in connection therewith as required by applicable law.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of a share of each Class of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares, Acquiring Fund Class R and Acquiring Fund Class T Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets attributable to each Class of the Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding Class, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be September 17, 2004, or such other date as the Company may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the Company may determine.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class R and Class T shares, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Secretary of the Company a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund, and shall deliver thereto at the Closing a certificate as to the opening of accounts in the Fund Shareholders' names on the Acquiring Fund's books.

           4.     CONDITIONS PRECEDENT.

           4.1     The Company's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

                (a)     The Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

                (b)     The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                (e)     The Fund has no material contracts or other commitments outstanding (other than this Plan) which will be terminated with liability to it on or prior to the Closing Date.

                (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended August 31, 2003 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Fund as of August 31 in each of 1999 through 2003, respectively, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)     Since August 31, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 1.2. For the purposes of this paragraph, a decline in net asset value per Fund share resulting from losses on the disposition of investments or from changes in the value of investments it holds, or a distribution or payment of dividends, shall not constitute a material adverse change.

                (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)     For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)     This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)     The proxy statement of the Company, on behalf of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information the Company furnishes with respect to the Acquiring Fund for use therein.

                (o)      From the date it commenced operations through the Closing date, the Fund has conducted and shall conduct its "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) in a substantially unchanged manner; before the Closing Date the Fund shall not (1) dispose of and/or acquire any assets (a) for the purpose of satisfying the Acquiring Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a regulated investment company, or (2) otherwise change its historic investment policies; and the Company and Dreyfus believe, based on their review of the Fund's and the Acquiring Fund's investment portfolios, that most of the Fund's assets are consistent with the Acquiring Fund's investment objective and policies and thus can be transferred to and held by the Acquiring Fund if this Plan is approved by the Fund's shareholders.

           4.2     The Company's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

                (a)     The Acquiring Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the lasws of the State of Maryland and has power to carry out its obligations under this Plan.

                (b)     The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended October 31, 2003 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquiring Fund as of October 31 in each of 1999 through 2003, respectively.

                (g)     Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Fund. For the purposes of this paragraph, a decline in net asset value per Acquring Fund share resulting from losses on the disposition of investments or from changes in the value of investments it holds, or a distribution or payment of dividends, shall not constitute a material adverse change.

                (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and it will meet such requirements for the taxable year in which the Closing occurs.

                (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)     This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)     The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information the Company furnishes with respect to the Fund for use therein.

                (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)     The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire--during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person--with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

                (o)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of those regulations) in that business.

                (p)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND,
                   RESPECTIVELY.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Company will call a meeting of the Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

           5.4     The Company will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Company (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Plan and the transactions contemplated herein.

           5.5     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

           6.1     This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

           6.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

           6.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

           6.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           6.5     The Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           6.6     The Company shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that, based on representations made thereto by the Company and Dreyfus and the facts, assumptions and conditions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                (a)     The Acquiring Fund's acquisition of all of the Fund's assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of the Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the acquisition of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the constructive exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares constructively exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Fund, the Acquiring Fund or any Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           7.     TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

           7.1     This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

           7.2     If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Company, as the case may be, in respect of this Plan.

           7.3      The Board may amend, modify or supplement this Plan in any manner at any time before the meeting of the Fund's shareholders referred to in paragraph 5.2.

           7.4     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul 73-54,1973-1 C.B. 187).

           8.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           9.     MISCELLANEOUS.

           9.1     This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

           9.2     This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of the Company other than the Fund and the Acquiring Fund (each a "Reorganizing Series") but are only binding on and enforceable against the Reorganizing Series' respective property. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or shareholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

EXHIBIT B

FORM OF
ARTICLES OF AMENDMENT

          THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                FIRST:     The charter of the Corporation is hereby amended by reclassifying and changing all of the Class A, Class B, Class C, Class R and Class T shares of Common Stock of its Dreyfus Premier Core Equity Fund series ("Core Equity Fund") to Class A, Class B, Class C, Class R and Class T shares, respectively, of Common Stock of its Dreyfus Premier Tax Managed Growth Fund series ("Tax Managed Fund"), on terms set forth herein.

                SECOND:     Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Core Equity Fund and attributable to its Class A, Class B, Class C, Class R and Class T shares shall be conveyed, transferred and delivered to the Tax Managed Fund and shall thereupon become and be assets and liabilities belonging to the Tax Managed Fund and attributable to its Class A, Class B, Class C, Class R and Class T shares, respectively.

(b) Each of the issued and outstanding Class A, Class B, Class C, Class R and Class T shares (and fractions thereof) of the Core Equity Fund will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding Class A, Class B, Class C, Class R and Class T shares, respectively, of the Tax Managed Fund in such number of such Class of shares as shall be determined by dividing the net asset value of a share of such Class of the Core Equity Fund by the net asset value of a share of such Class of the Tax Managed Fund, all determined as of the effective time of these Articles of Amendment.

(c) Each unissued Class A, Class B, Class C, Class R and Class T share (or fraction thereof) of the Core Equity Fund will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued Class A, Class B, Class C, Class R and Class T shares (or fractions thereof), respectively, of the Tax Managed Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued Class A, Class B, Class C, Class R and Class T shares of the Tax Managed Fund being increased by 100 million Class A shares, 100 million Class B shares, 100 million Class C shares, 100 million Class R shares and 100 million Class T shares, less the number of respective issued and outstanding Class A, Class B, Class C, Class R and Class T shares of the Tax Managed Fund resulting from paragraph (b) above.

(d) Open accounts on the share records of the Tax Managed Fund shall be established representing the appropriate number of shares of stock owned by the former holders of Class A, Class B, Class C, Class R and Class T shares of the Core Equity Fund.

                THIRD:     This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter. The amendment reclassifies and changes the 500,000,000 previously authorized shares of the Core Equity Fund to 500,000,000 additional authorized shares of the Tax Managed Fund.

                FOURTH:     Outstanding certificates representing issued and outstanding shares of the Core Equity Fund immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of the corresponding class of shares, of the Tax Managed Fund. Certificates representing shares of the Tax Managed Fund resulting from the aforesaid change and reclassification need not be issued until certificates representing the corresponding class of shares of the Core Equity Fund so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

                FIFTH:     This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

                SIXTH:     These Articles of Amendment shall be effective as of 5:00 p.m., _______, 2004.

          The Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation's charter are true in all material respects, and that this statement is made under the penalties of perjury.

          IN WITNESS WHEREOF, The Dreyfus/Laurel Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its Vice President, and witnessed by its Secretary, on ________ __, 2004.

THE DREYFUS/LAUREL FUNDS, INC. By: Mark N. Jacobs Vice President

WITNESS: Steven F. Newman Secretary

DREYFUS PREMIER CORE EQUITY FUND

          The undersigned shareholder of Dreyfus Premier Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on July 1, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 1:00 p.m., on Wednesday, September 8, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1.	To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A, Class B, Class C, Class R and Class T shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's Class A, Class B, Class C, Class R and Class T shareholders respectively, in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company.

                 FOR                 AGAINST                     ABSTAIN
                 /__/                 /__/                         /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2004

Acquisition of the Assets of

DREYFUS PREMIER CORE EQUITY FUND
(A series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER TAX MANAGED
GROWTH FUND
(A series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 30, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Core Equity Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), in exchange for Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Tax Managed Growth Fund (the "Acquiring Fund"), also a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 14, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2003.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended April 30, 2004.

4.	The Fund's Annual Report for the fiscal year ended August 31, 2003.

5.	The Fund's Semi-Annual Report for the six-month period ended February 29, 2004.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of February 29, 2004.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June 30, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated May 14, 2004 is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A, filed May 13, 2004 (File No. 33-16338). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated October 31, 2003, filed January 2, 2004, and its Semi-Annual Report dated April 30, 2003, filed July 7, 2003. It is anticipated that the Semi-Annual Report dated April 30, 2004 will be filed, and sent to shareholders along with this Prospectus/Proxy Statement.

          The Fund's Statement of Additional Information dated January 1, 2004 is incorporated herein by reference to the Company's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A, filed December 23, 2003 (File No. 33-16338). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended April 30, 2003.

Revised 4/2/04

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier Tax Managed Growth Fund
February 29, 2004 (Unaudited)

                                                                 Shares                               Value ($)
                                                  ------------------------------------    ----------------------------------
                                                  Dreyfus                                 Dreyfus
                                                  Premier       Dreyfus                   Premier      Dreyfus
                                                  Tax Managed   Premier      Pro Forma    Tax Managed  Premier      Pro Forma
                                                  Growth        Core Equity  Combined     Growth       Core Equity  Combined
Common Stocks--98.2%                              Fund          Fund         (Note 1)     Fund         Fund         (Note 1)
                                                  ------------------------------------    -----------------------------------
Automobiles & Components--.1%
Ford Motor                                                       31,045      31,045                    426,869     426,869

Banking--6.7%
Bank of America                                     40,948       65,000     105,948      3,354,460   5,324,800   8,679,260
Federal Home Loan Mortgage                          60,000       50,000     110,000      3,715,200   3,096,000   6,811,200
Federal National Mortgage Association              100,000       75,000     175,000      7,490,000   5,617,500  13,107,500
SunTrust Banks                                      60,000       45,000     105,000      4,338,600   3,253,950   7,592,550
                                                                                        18,898,260  17,292,250  36,190,510
Capital Goods--5.3%
Emerson Electric                                    53,000       55,000     108,000      3,311,440   3,436,400   6,747,840
General Electric                                   360,000      310,000     670,000     11,707,200  10,081,200  21,788,400
                                                                                        15,018,640  13,517,600  28,536,240

Diversified Financial--8.7%
American Express                                   120,000      100,000     220,000      6,410,400   5,342,000  11,752,400
Citigroup                                          240,833      145,233     386,066     12,104,267   7,299,410  19,403,677
J.P. Morgan Chase & Co.                            134,500      100,000     234,500      5,517,190   4,102,000   9,619,190
Merrill Lynch                                       37,000       60,000      97,000      2,264,770   3,672,600   5,937,370
                                                                                        26,296,627  20,416,010  46,712,637
Energy--11.3%
BP, ADR                                            150,000      120,000     270,000      7,380,000   5,904,000   3,284,000
ChevronTexaco                                       90,000       55,000     145,000      7,951,500   4,859,250   2,810,750
Exxon Mobil                                        431,612      305,160     736,772     18,201,078   2,868,597   1,069,675
Royal Dutch Petroleum, ADR                          12,000       65,000      77,000        595,080   3,223,350   3,818,430
                                                                                        34,127,658  26,855,197  60,982,855

Food & Staples Retailing--6.0%
Wal-Mart Stores                                    160,000      135,000     295,000      9,529,600   8,040,600  17,570,200
Walgreen                                           240,000      175,000     415,000      8,558,400   6,240,500  14,798,900
                                                                                        18,088,000  14,281,100  32,369,100

Food, Beverage & Tabacco--18.0%
Altria Group                                       315,000      220,000     535,000     18,128,250  12,661,000  30,789,250
Anheuser-Busch Cos.                                110,000       90,000     200,000      5,854,200   4,789,800  10,644,000
Coca-Cola                                          250,000      185,000     435,000     12,490,000   9,242,600  21,732,600
Kraft Foods                                        110,000      100,000     210,000      3,716,900   3,379,000   7,095,900
Nestle, ADR                                        100,000       70,050     170,050      6,635,766   4,648,354  11,284,120
PepsiCo                                            175,000      120,000     295,000      9,082,500   6,228,000  15,310,500
                                                                                        55,907,616  40,948,754  96,856,370

Health Care--15.4%
Abbott Laboratories                                133,000       95,000     228,000      5,692,400   4,066,000   9,758,400
Johnson & Johnson                                  260,000      135,000     395,000     14,016,600   7,277,850  21,294,450
Lilly (Eli) & Co.                                   95,000       70,000     165,000      7,024,300   5,175,800  12,200,100
Medco Health Solutions                              11,105 a     12,060 a    23,165 a      362,689     393,880     756,569
Merck & Co.                                        145,000      100,000     245,000      6,971,600   4,808,000  11,779,600
Pfizer                                             435,000      310,850     745,850     15,942,750  11,392,653  27,335,403
                                                                                        50,010,339  33,114,183  83,124,522

Hotel, Restaurants & Leisure--.8%
McDonald's                                         120,000       40,000     160,000      3,396,000   1,132,000   4,528,000

Household & Personal Products--5.2%
Colgate-Palmolive                                   80,000       50,000     130,000      4,436,000   2,772,500   7,208,500
Estee Lauder Cos, Cl. A                             30,000       40,000      70,000      1,278,000   1,704,000   2,982,000
Procter & Gamble                                    90,000       85,000     175,000      9,225,900   8,713,350  17,939,250
                                                                                        14,939,900  13,189,850  28,129,750

Insurannce--6.3%
American International Group                        68,425       72,580     141,005      5,063,450   5,370,920  10,434,370
Berkshire Hathaway, Cl. A                               60 a         55 a       115 a    5,670,000   5,197,500  10,867,500
Berkshire Hathaway, Cl. B                                             6 a         6 a                   18,798      18,798
Marsh & McLennan Cos.                              150,000      110,000     260,000      7,198,500   5,278,900  12,477,400
                                                                                        17,931,950  15,866,118  33,798,068

Media--3.5%
Fox Entertainment Group, Cl. A                      30,000 a      5,000 a    35,000 a      870,600     145,100   1,015,700
McGraw-Hill Cos.                                    95,000       60,000     155,000      7,426,150   4,690,200  12,116,350
Time Warner                                        139,700 a     22,500 a   162,200 a    2,409,825     388,125   2,797,950
Viacom, Cl. B                                       70,000       12,500      82,500      2,692,200     480,750   3,172,950
                                                                                        13,398,775   5,704,175  19,102,950
Retailing--.4%
Target                                                           45,000      45,000                  1,978,200   1,978,200

Semiconductors & Semiconductor Equipment--4.9%
Intel                                              490,000      425,000     915,000     14,322,700  12,422,750  26,745,450

Software & Services--2.7%
Microsoft                                          250,000      300,000     550,000      6,625,000   7,950,000  14,575,000

Technology Hardware & Equipment--1.9%
International Business Machines                     70,500       35,000     105,500      6,803,250   3,377,500  10,180,750

Transportation--1.0%
United Parcel Service, Cl. B                        40,000       35,000      75,000      2,825,200   2,472,050   5,297,250

Total Common Stocks
   (cost $268,949,958 and $206,293,297 and
    $475,243,255, respectively)                                                        298,589,915 230,944,606 529,534,521

Preferred Stocks--.8%
Publishing;
News Corp, ADR, Cum.,$.2191                         55,000       85,000     140,000      1,800,150   2,782,050   4,582,200
   (cost $1,391,500 and $2,457,247 and
    $3,848,747, respectively)

Other Investments--1.0%
Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund                     1,793,939 b 1,793,939 b                1,793,939   1,793,939
Dreyfus Institutional Cash Advantage Plus Fund                1,793,939 b 1,793,939 b                1,793,939   1,793,939
Dreyfus Institutional Preferred Plus Money Market Fund        1,793,938 b 1,793,938 b                1,793,938   1,793,938
Total Other Investments
(cost $0 and $5,381,816 and $5,381,816, respectively)                                                5,381,816   5,381,816

Total Investments-100.0%  (cost $270,341,458 and
    $214,132,360 and $484,473,818, respectively)                                       300,390,065  39,108,472 539,498,537

a    Non-income producing. b    Investments in affiliated money market mutual fund.

Revised 4/2/04

Pro Forma Statement of Assets and Liabilities
February 29, 2004 (Unaudited)

                                                         Dreyfus        Dreyfus
                                                         Premier        Premier                       Pro Forma
                                                       Tax Managed      Core Equity                   Combined
                                                        Growth Fund     Fund           Adjustments     (Note 1)
                                                       --------------   ------------   -----------    ----------
ASSETS:       Investments in securities, at value -
                See Statement of Investments *          $300,390,065    $239,108,472                 $539,498,537
              Cash                                               -           210,720                      210,720
              Dividends and interest receivable              639,462         466,875                    1,106,337
              Receivable for shares of Capital
                Stock subscribed                              90,753         710,310                      801,063
                                                       --------------   ------------   -----------    ----------
                     Total Assets                        301,120,280     240,496,377                  541,616,657

LIABILITIES:  Due to The Dreyfus Corporation and affiliates  442,037         327,616                      769,653
              Payable for shares of Capital Stock redeemed   163,321         103,321                      266,642
              Due to custodian                               301,485             -                        301,485

                     Total Liabilities                       906,843         430,937                    1,337,780
                                                       --------------   ------------   -----------   -------------
NET ASSETS                                              $300,213,437    $240,065,440                 $540,278,877
                                                       ==============   ============   ===========   =============
REPRESENTED BY: Paid-in capital                         $303,085,856    $219,433,971                 $522,519,827
                Accumulated undistributed investment
                  income (loss)-net                         173,057          (19,217)                     153,840
                Accumulated net realized gain (loss)
                  on investments                        (33,094,083)      (4,325,425)                 (37,419,508)
                Accumulated net unrealized
                  appreciation (depreciation)
                  on investments                         30,048,607         24,976,111                 55,024,718
                                                       --------------   ------------   -----------   -------------
NET ASSETS                                             $300,213,437       $240,065,440               $540,278,877
                                                       ==============   ============   ===========   =============
Shares of  Capital Stock outstanding (100 million
       shares for each class of $.001 par value
       shares authorized):
Dreyfus Premier Tax Managed Growth Fund
     Class A Shares                                       5,700,158
                                                         ==========
     Class B Shares                                       9,088,025
                                                         ==========
     Class C Shares                                       3,943,452
                                                         ==========
     Class T Shares                                         344,149
                                                         ==========

Shares of  Capital Stock outstanding (100 million
       shares for each class of $.001 par value
       shares authorized):
Dreyfus Premier Core Equity Fund
     Class A Shares                                                          7,775,245
                                                                             =========
     Class B Shares                                                          3,644,830
                                                                             =========
     Class C Shares                                                          5,161,721
                                                                             =========
     Class R Shares                                                             69,309
                                                                             =========
     Class T Shares                                                            100,844
                                                                             =========
NET ASSET VALUE per share-Note 3:
Dreyfus Premier Tax Managed Growth
     Class A Shares
        ($92,151,073 /5,700,158 shares)                     $ 16.17
     Class B Shares                                         ==========
        ($141,300,510 /9,088,025 shares)                    $ 15.55
     Class C Shares                                         ==========
        ($61,269,492 /3,943,452 shares)                     $ 15.54
                                                            ==========
     Class R Shares                                         $ 16.17 (a)
                                                            ==========
     Class T Shares
        ($5,492,362 /344,149 shares)                        $ 15.96

NET ASSET VALUE per share-Note 3:
Dreyfus Premier Core Equity Fund
     Class A Shares
        ($112,459,078 /7,775,245 shares)                                       $ 14.46
     Class B Shares                                                            =========
        ($52,228,378 /3,644,830 shares)                                        $ 14.33
     Class C Shares                                                            =========
        ($73,925,037 /5,161,721 shares)                                        $ 14.32
     Class R Shares                                                            =========
        ($1,003 /69.309 shares)                                                $ 14.47
     Class T Shares                                                            =========
        ($1,451,944 /100,844 shares)                                           $ 14.40
                                                                               =========

Pro forma Combined -Class A
        ($204,610,151 / 12,654,956 shares)                                                                $ 16.17
                                                                                                          =========
Pro forma Combined -Class B
        ($193,528,888 / 12,446,763 shares)                                                                $ 15.55
                                                                                                          =========
Pro forma Combined -Class C
        ($135,194,529 / 8,700,533 shares)                                                                 $ 15.54
                                                                                                          =========
Pro forma Combined -Class R
        ($1,003 /62.028 shares)                                                                           $ 16.17
                                                                                                          =========
Pro forma Combined -Class T
        ($6,944,306 / 435,123 shares)                                                                     $ 15.96
                                                                                                          =========

* Investments in securities, at cost                  $ 270,341,458      $ 214,132,360               $484,473,818
                                                      =============      =============               ============
(a) Proposed new class of shares to be issued at time of merger. For purposes of proforma, Class A price per share is used.

See notes to unaudited pro forma financial statements.

Revised 4/2/04

Pro Forma Statement of Operations (Unaudited) For the Twelve Months Ended February 29, 2004 (Unaudited)

                                                                            Dreyfus       Dreyfus
                                                                            Premier       Premier                    Pro Forma
                                                                            Tax Managed   Core Equity                Combined
                                                                            Growth Fund   Fund         Adjustments   (Note 1)
                                                                           ------------   -----------  -----------   ----------
INVESTMENT INCOME:

INCOME:          Cash Dividends (net of foreign taxes withheld at source)  $ 5,927,381    $ 3,640,596                $ 9,567,977
                 Income from Securities Lending                                    --              53                         53
                                                                           ------------   -----------  -----------   ----------
                      Total Income                                           5,927,381      3,640,649                  9,568,030
                                                                           ------------   -----------  -----------   ----------
EXPENSES:        Investment Advisory/Management fee                        $ 3,132,828    $ 1,971,292                $ 5,104,120
                 Distribution and service fees                               2,216,955      1,124,203         -        3,341,158
                 Interest                                                        2,917                        -            2,917
                 Loan commitment fees                                            1,848          1,716         -            3,564
                                                                           ------------   -----------  -----------   ----------
                      Total Expenses                                         5,354,548      3,097,211         -        8,451,759
                                                                           ------------   -----------  -----------   ----------

INVESTMENT INCOME-NET                                                          572,833        543,438         -        1,116,271
                                                                           ------------   -----------  -----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                 Net realized gain (loss) on investments                   $(4,299,928)   $(1,763,717)        -      $(6,063,645)
                 Net unrealized appreciation (depreciation) on investments  76,039,222     41,017,000         -      117,056,222
                                                                           ------------   -----------  -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      71,739,294     39,253,283                110,992,577
                                                                           ------------   -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                      $ 72,312,127    $39,796,721               $112,108,848
                                                                          =============   ===========  ===========  ============

See notes to unaudited pro forma financial statements.

                                                                     Dreyfus        Dreyfus      Dreyfus          Dreyfus
                                                                     Premier        Premier      Premier          Premier
                                                                     Tax Managed    Tax Managed  Tax Managed      Tax Managed
                                                                     Growth Fund    Growth Fund  Growth Fund      Growth Fund
                                                                  ---------------  ------------- ------------ -------------------
                                                                     29-Feb-04      31-Oct-03    28-Feb-03    3/1/2003-2/29/2004
INVESTMENT INCOME:

INCOME:        Cash Dividends                                      2,150,653.00     5,810,009.00   2,045,126.00     5,915,536.00
               Interest                                                    0.00        12,480.00         635.00        11,845.00
                    Total Income                                   2,150,653.00     5,822,489.00   2,045,761.00     5,927,381.00

EXPENSES:      Investment Advisory/Management fee                  1,070,906.00     3,038,806.00     977,080.00     3,132,632.00
               Distribution and service fees                         747,830.00     2,183,572.00     714,580.00     2,216,822.00
               Interest                                                2,034.00         2,425.00       1,542.00         2,917.00
               Loan commitment fees                                        0.00         3,785.00       1,920.00         1,865.00
                    Total Expenses                                 1,820,770.00     5,228,588.00   1,695,122.00     5,354,236.00

               Less- reduction in administration fee due to
               undertaking                                                 0.00             0.00           0.00             0.00

                    Net Expenses                                   1,820,770.00     5,228,588.00   1,695,122.00     5,354,236.00

INVESTMENT (LOSS)                                                    329,883.00       593,901.00     350,639.00       573,145.00

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

               Net realized gain (loss) on investments            (1,667,777.00)   (8,603,572.00) (5,971,422.00)   (4,299,927.00)
               Net unrealized appreciation (depreciation)
                on investments                                    27,860,581.00    33,313,308.00 (14,865,333.00)   76,039,222.00

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            26,192,804.00    24,709,736.00 (20,836,755.00)   71,739,295.00

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                              26,522,687.00    25,303,637.00 (20,486,116.00)   72,312,440.00

                                                                     Dreyfus        Dreyfus         Dreyfus       Dreyfus
                                                                     Premier        Premier         Premier       Premier
                                                                   Core Equity     Core Equity    Core Equity    Core Equity
                                                                     Fund           Fund            Fund          Fund
                                                                  ---------------  ------------- ------------ -------------------
                                                                  2/29/2004        8/31/2003        2/28/03  3/1/2003-2/29/2004
INVESTMENT INCOME:

INCOME:        Cash Dividends                                      2,070,086.00     2,428,904.00     910,829.00     3,588,161.00
               Interest                                               52,488.00             0.00           0.00        52,488.00
                    Total Income                                   2,122,574.00     2,428,904.00     910,829.00     3,640,649.00

EXPENSES:      Investment Advisory/Management fee                  1,154,562.00     1,288,460.00     471,730.00     1,971,292.00
               Distribution and service fees                         674,266.00       678,254.00     228,317.00     1,124,203.00
               Interest                                                    0.00             0.00           0.00             0.00
               Loan commitment fees                                    1,060.00         1,313.00         657.00         1,716.00
                    Total Expenses                                 1,829,888.00     1,968,027.00     700,704.00     3,097,211.00

               Less- reduction in administration fee due to
               undertaking                                                 0.00             0.00           0.00             0.00

                    Net Expenses                                   1,829,888.00     1,968,027.00     700,704.00     3,097,211.00

INVESTMENT (LOSS)                                                    292,686.00       460,877.00     210,125.00       543,438.00

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

               Net realized gain (loss) on investments            (1,783,441.00)     (138,012.00)   (157,736.00)   (1,763,717.00)
               Net unrealized appreciation (depreciation)
                on investments                                    26,339,384.00     4,887,852.00  (9,789,764.00)   41,017,000.00

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            24,555,943.00     4,749,840.00  (9,947,500.00)   39,253,283.00

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                              24,848,629.00     5,210,717.00  (9,737,375.00)   39,796,721.00

DREYFUS PREMIER TAX MANAGED GROWTH FUND
February 29, 2004

Common Stocks-99.4%                                            Shares          Value ($)
-----------------------------------------------------------------------------------------
Banking-6.3%
Bank of America                                                40,948           3,354,460
Federal Home Loan Mortgage                                     60,000           3,715,200
Federal National Mortgage Association                         100,000           7,490,000
SunTrust Banks                                                 60,000           4,338,600
                                                                               18,898,260
Capital Goods-5.0%
Emerson Electric                                               53,000           3,311,440
General Electric                                              360,000          11,707,200
                                                                               15,018,640
Diversified Financial-8.7%
American Express                                              120,000           6,410,400
Citigroup                                                     240,833          12,104,267
J.P. Morgan Chase & Co.                                       134,500           5,517,190
Merrill Lynch                                                  37,000           2,264,770
                                                                               26,296,627

Energy-11.4%
BP, ADR                                                       150,000           7,380,000
ChevronTexaco                                                  90,000           7,951,500
Exxon Mobil                                                   431,612          18,201,078
Royal Dutch Petroleum, ADR                                     12,000             595,080
                                                                               34,127,658

Food & Staples Retailing-6.0%
Wal-Mart Stores                                               160,000           9,529,600
Walgreen                                                      240,000           8,558,400
                                                                               18,088,000

Food, Beverage & Tabacco-18.6%
Altria Group                                                  315,000          18,128,250
Anheuser-Busch Cos.                                           110,000           5,854,200
Coca-Cola                                                     250,000          12,490,000
Kraft Foods                                                   110,000           3,716,900
Nestle, ADR                                                   100,000           6,635,766
PepsiCo                                                       175,000           9,082,500
                                                                               55,907,616

Health Care-16.6%
Abbott Laboratories                                           133,000           5,692,400
Johnson & Johnson                                             260,000          14,016,600
Lilly (Eli) & Co.                                              95,000           7,024,300
Medco Health Solutions                                         11,105  a          362,689
Merck & Co.                                                   145,000           6,971,600
Pfizer                                                        435,000          15,942,750
                                                                               50,010,339

Hotel, Restaurants & Leisure-1.1%
McDonald's                                                    120,000           3,396,000

Household & Personal Products-5.0%
Colgate-Palmolive                                              80,000           4,436,000
Estee Lauder Cos, Cl. A                                        30,000           1,278,000
Procter & Gamble                                               90,000           9,225,900
                                                                               14,939,900

Insurannce-6.0%
American International Group                                   68,425           5,063,450
Berkshire Hathaway, Cl. A                                          60  a        5,670,000
Marsh & McLennan Cos.                                         150,000           7,198,500
                                                                               17,931,950

Media-4.5%
Fox Entertainment Group, Cl. A                                 30,000  a          870,600
McGraw-Hill Cos.                                               95,000           7,426,150
Time Warner                                                   139,700  a        2,409,825
Viacom, Cl. B                                                  70,000           2,692,200
                                                                               13,398,775

Semiconductors & Semiconductor Equipment-4.8%
Intel                                                         490,000          14,322,700

Software & Services-2.2%
Microsoft                                                     250,000           6,625,000

Technology Hardware & Equipment-2.3%
International Business Machines                                70,500           6,803,250

Transportation-.9%
United Parcel Service, Cl. B                                   40,000           2,825,200

Total Common Stocks
   (cost $268,949,958 )                                                       298,589,915

Preferred Stocks-.6%
------------------------------------------------------------------------------------------
Publishing;
News Corp, ADR, Cum.,$.2191
   (cost $1,391,500)                                           55,000           1,800,150

Total Investments (cost $270,341,458)                          100.1%         300,390,065

Liabilities. Less Cash and Receivables                           (.1%)           (176,628)

Net Assets                                                     100.0%         300,213,437

a    Non-income producing.

See notes financial statements.

STATEMENT OF INVESTMENTS
Dreufus Premier Core Equity Fund
February 29, 2004

     Common Stocks-96.2%                                        Shares             Value($)
     -----------------------------------------------------------------------------------------
     Automobiles & Components-.2%
     Ford Motor                                                 31,045               426,869

     Banking-7.2%
     Bank of America                                            65,000             5,324,800
     Federal Home Loan Mortgage                                 50,000             3,096,000
     Federal National Mortgage Association                      75,000             5,617,500
     SunTrust Banks                                             45,000             3,253,950
                                                                                  17,292,250
     Capital Goods-5.6%
     Emerson Electric                                           55,000             3,436,400
     General Electric                                          310,000            10,081,200
                                                                                  13,517,600
     Diversified Financials-8.5%
     American Express                                          100,000             5,342,000
     Citigroup                                                 145,233             7,299,410
     J.P. Morgan Chase & Co.                                   100,000             4,102,000
     Merrill Lynch                                              60,000             3,672,600
                                                                                  20,416,010
     Energy-11.2%
     BP, ADR                                                   120,000             5,904,000
     ChevronTexaco                                              55,000             4,859,250
     Exxon Mobil                                               305,160            12,868,597
     Royal Dutch Petroleum, ADR                                 65,000             3,223,350
                                                                                  26,855,197
     Food & Staples Retailing-5.9%
     Wal-Mart Stores                                           135,000             8,040,600
     Walgreen                                                  175,000             6,240,500
                                                                                  14,281,100
     Food, Beverage & Tobacco-17.1%
     Altria Group                                              220,000            12,661,000
     Anheuser-Busch Cos.                                        90,000             4,789,800
     Coca-Cola                                                 185,000             9,242,600
     Kraft Foods                                               100,000             3,379,000
     Nestle, ADR                                                70,050             4,648,354
     PepsiCo                                                   120,000             6,228,000
                                                                                  40,948,754
     Health Care-13.8%
     Abbott Laboratories                                        95,000             4,066,000
     Johnson & Johnson                                         135,000             7,277,850
     Lilly (Eli) & Co.                                          70,000             5,175,800
     Medco Health Solutions                                     12,060 a             393,880
     Merck & Co.                                               100,000             4,808,000
     Pfizer                                                    310,850            11,392,653
                                                                                  33,114,183
     Hotel, Restaurants & Leisure-.5%
     McDonald's                                                 40,000             1,132,000
     Household & Personal Products-5.5%
     Colgate-Palmolive                                          50,000             2,772,500
     Estee Lauder Cos, Cl. A                                    40,000             1,704,000
     Procter & Gamble                                           85,000             8,713,350
                                                                                  13,189,850
     Insurance-6.6%
     American International Group                               72,580             5,370,920
     Berkshire Hathaway, Cl. A                                      55 a           5,197,500
     Berkshire Hathaway, Cl. B                                       6 a              18,798
     Marsh & McLennan Cos.                                     110,000             5,278,900
                                                                                  15,866,118
     Media-2.4%
     Fox Entertainment Group, Cl. A                              5,000 a             145,100
     McGraw-Hill Cos.                                           60,000             4,690,200
     Time Warner                                                22,500 a             388,125
     Viacom, Cl. B                                              12,500               480,750
                                                                                   5,704,175
     Retailing-.8%
     Target                                                     45,000             1,978,200

     Semiconductors & Semiconductor Equipment-5.2%
     Intel                                                     425,000            12,422,750

     Software & Services-3.3%
     Microsoft                                                 300,000             7,950,000

     Technology Hardware & Equipment-1.4%
     International Business Machines                            35,000             3,377,500

     Transportation-1.0%
     United Parcel Service, Cl. B                               35,000             2,472,050

     Total Common Stocks
     (cost$206,293,297)                                                          230,944,606

     Preferred Stocks-1.2%
     -----------------------------------------------------------------------------------------
     Publishing;
     News Corp, ADR, Cum.,$.2191                                85,000             2,782,050
     (Cost $2,457,247)

     Other Investments-2.2%
     ---------------------------------------------------------------------------------------
     Registered Investment Companies:
     Dreyfus Institutional Cash Advantage Fund               1,793,939 b           1,793,939
     Dreyfus Institutional Cash Advantage Plus Fund          1,793,939 b           1,793,939
     Dreyfus Institutional Preferred Plus Money Market Fund  1,793,938 b           1,793,938
     Total Other Investments
     (cost$5,381,816)                                                              5,381,816

     Total Investments (cost $214,132,360)                       99.6%           239,108,472

     Cash and Receivables (Net)                                    .4%              $956,968

     Net Assets                                                   100%           240,065,440

a      Non-Income Producing
b      Investments in affiliated money market funds-see Note 2(C).

See notes to financial statements.

Revised 4/2/04

Dreyfus Premier Tax Managed Growth Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          At special meeting of the Board held on April 22, 2004, the Board of Trustees of The Dreyfus/Laurel Funds Inc., approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Premier Core Equity Fund (the “Dreyfus Premier Fund”), a series of The Dreyfus/Laurel Funds Inc., the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Inc., in exchange for a number of shares of the Fund equal in value to the assets less liabilities of the Dreyfus Premier Fund (the “Exchange”). Shares of the Fund then will be distributed to the Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund. The Fund Class R shares will be created prior to the Merger.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and the Dreyfus Premier Fund at February 29, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Fund and the Dreyfus Premier Fund for the twelve months ended February 29, 2004. These statements have been derived from the Dreyfus Premier Fund’s and the Funds respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are October 31 for the Fund and August 31 for the Dreyfus Premier Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Dreyfus Premier Fund and the Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 29, 2004. Following the proposed merger, the Dreyfus Premier Tax Managed Growth Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

NOTE 2--Portfolio Valuation:

          Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.

NOTE 3--Capital Shares:

          The pro forma net asset value per share of the Fund assumes issuance of 6,954,798 Class A, 3,358,738 Class B, 4,757, 081 Class C, 62.028 Class R and 90,974 Class T shares. The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of the Dreyfus Premier Fund at February 29, 2004 by the net asset value per share of the Fund on February 29, 2004. On this date, the Fund’s net asset value was $16.17 for Class A, $15.55 for Class B, $15.54 for Class C, $16.17 for Class R and $15.96 for Class T shares.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on February 29, 2004.

NOTE 5--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.